As filed with the Securities and Exchange Commission on December 15, 2000
                                          Securities Act File No. 333- _________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [ ]

                              PILGRIM EQUITY TRUST
               (Exact Name of Registrant as Specified in Charter)

           7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 992-0180
                  (Registrant's Area Code and Telephone Number)


                                James M. Hennessy
                          ING Pilgrim Investments, Inc.
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                    (Name and Address of Agent for Service)

                                 With copies to:

          Jeffrey S. Puretz           And            Steven R. Howard
              Dechert                   Paul, Weiss, Rifkind, Wharton & Garrison
         1775 Eye Street, N.W.                 1285 Avenue of the Americas
         Washington, DC 20006                    New York, New York 10019

                                   ----------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.
--------------------------------------------------------------------------------

    It is proposed that this filing will become effective on January 14, 2001 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                             ING Mid Cap Growth Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180
                               _____________, 2000

Dear Shareholder:

     Your Board of Trustees has called a Special Meeting of Shareholders of the ING Mid Cap Growth Fund scheduled to be held at _______ [a.m./p.m.], local time, on February ___, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Trustees of ING Funds Trust, on behalf of the ING Mid Cap Growth Fund, has approved a reorganization of ING Mid Cap Growth Fund, which is managed by ING Mutual Funds Management Co. LLC and is part of the ING Funds, into Pilgrim MidCap Opportunities Fund, which is managed by ING Pilgrim Investments, Inc. and is part of the Pilgrim Funds (the "Reorganization"). If approved by shareholders, you would become a shareholder of the Pilgrim MidCap Opportunities Fund on the date that the Reorganization occurs. Pilgrim MidCap Opportunities Fund has investment objectives and policies that are similar in many respects to those of ING Mid Cap Growth Fund.

     You are being asked to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the Funds for your evaluation.

     After careful consideration, the Board of Trustees of ING Funds Trust unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN __________, 2001.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,


                                   Robert W. Stallings
                                   President

                             ING Mid Cap Growth Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF ING MID CAP GROWTH FUND
                         SCHEDULED FOR FEBRUARY __, 2001


To the Shareholders:

     A Special Meeting of Shareholders of the ING Mid Cap Growth Fund ("Special Meeting") is scheduled for February __, 2001 at _______ [a.m./p.m.], local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The purposes of the Special Meeting of ING Mid Cap Growth Fund are as follows:


     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Mid Cap Growth Fund by ING Pilgrim MidCap Opportunities Fund in exchange for shares of the corresponding class of Pilgrim MidCap Opportunities Fund and the subsequent liquidation of ING Mid Cap Growth Fund; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December __, 2000 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                               By Order of the Board of Trustees

                               James M. Hennessy,
                               Secretary

December __, 2000

                                TABLE OF CONTENTS


INTRODUCTION...............................................................  1
SUMMARY....................................................................  2
   Comparison of Investment Objectives and Strategies......................  4
   Comparison of Portfolio Characteristics.................................  5
   Relative Performance....................................................  6
   Comparison of Investment Techniques and Risks of the Funds..............  6
COMPARISON OF FEES AND EXPENSES............................................  8
   Annual Fund Operating Expenses..........................................  10
   General Information.....................................................  12
   Special Rules for Class A Shares of the ING Mid Cap Growth Fund.........  13
ADDITIONAL INFORMATION ABOUT PILGRIM MIDCAP OPPORTUNITIES FUND.............  13
   Investment Personnel....................................................  13
   Performance of Pilgrim MidCap Opportunities Fund........................  14
INFORMATION ABOUT THE REORGANIZATION.......................................  15
ADDITIONAL INFORMATION ABOUT THE FUNDS.....................................  18
GENERAL INFORMATION ABOUT THE PROXY STATEMENT..............................  19
   Solicitation of Proxies.................................................  19
   Voting Rights...........................................................  20
   Other Matters to Come Before the Special Meeting........................  21
   Shareholder Proposals...................................................  21
   Reports to Shareholders.................................................  21
APPENDIX A................................................................. A-1
APPENDIX B................................................................. B-1
APPENDIX C................................................................. C-1
APPENDIX D................................................................. D-1
APPENDIX E................................................................. E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

                                FEBRUARY __, 2001

                             ING MID CAP GROWTH FUND
                          (a series of ING Funds Trust)

                       Relating to the Reorganization into

                        PILGRIM MIDCAP OPPORTUNITIES FUND
                       (a series of Pilgrim Equity Trust)

                           (COLLECTIVELY, THE "FUNDS")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of ING Mid Cap Growth Fund to Pilgrim MidCap Opportunities Fund in exchange for shares of Pilgrim MidCap Opportunities Fund (the "Reorganization"). ING Mid Cap Growth Fund would then distribute to its shareholders their portion of the shares of Pilgrim MidCap Opportunities Fund it receives in the Reorganization. The result would be a liquidation of ING Mid Cap Growth Fund. You would receive shares of Pilgrim MidCap Opportunities Fund having an aggregate value equal to the aggregate value of the shares you held of ING Mid Cap Growth Fund, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of ING Mid Cap Growth Fund, are being asked to approve a transaction that will result in your holding of shares of Pilgrim MidCap Opportunities Fund, this Proxy Statement also serves as a Prospectus for Pilgrim MidCap Opportunities Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Pilgrim MidCap Opportunities Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Pilgrim MidCap Opportunities Fund, see the Prospectus (the "Pilgrim Prospectus"), and the Statement of Additional Information for Pilgrim Funds, each dated November 1, 2000, which may be obtained, without charge, by calling 1-800-992-0180. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the ING Mid Cap Growth Fund, see the Prospectus (the "ING Prospectus") and the Statement of Additional Information, each dated November 6, 2000, which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Pilgrim MidCap Opportunities Fund dated December 31, 1999 and the semi-annual report dated June 30, 2000 are incorporated herein by reference. You may receive a copy of the most recent annual report and semi-annual report for either of the Funds, without charge, by calling 1-800-992-0180.

     You can copy and review information about each Fund (including the SAI) at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, the ING Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 16, 2000, the Board of Trustees of ING Funds Trust, on behalf of ING Mid Cap Growth Fund, approved an Agreement and Plan of Reorganization with respect to ING Mid Cap Growth Fund (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of ING Mid Cap Growth Fund to Pilgrim MidCap Opportunities Fund, in exchange for shares of Pilgrim MidCap Opportunities Fund;

     * the assumption by Pilgrim MidCap Opportunities Fund of all of the liabilities of ING Mid Cap Growth Fund;

     * the distribution of Pilgrim MidCap Opportunities Fund Shares to the shareholders of ING MidCap Growth Fund; and

     *    the complete liquidation of ING Mid Cap Growth Fund.

     The Reorganization is expected to be effective upon the opening of business on February __, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the following Classes of shares of ING Mid Cap Growth Fund would become a shareholder in the following Classes of shares of Pilgrim MidCap Opportunities Fund:

                  ING MID CAP       PILGRIM MIDCAP
                  GROWTH FUND     OPPORTUNITIES FUND
                  -----------     ------------------
                    Class A            Class A
                    Class B            Class B
                    Class C            Class C

Each shareholder would hold, immediately after the Closing, shares of each Class of Pilgrim MidCap Opportunities Fund having an aggregate value equal to the aggregate value of the shares of the corresponding Class of ING Mid Cap Growth Fund held by that shareholder as of the close of business on the business day of the Closing.

     The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as a part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September, 2000, ING Groep N.V., the indirect parent company of ING Mutual Funds Management Co. LLC ("IMFC"), the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent of ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"), the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to eliminate the substantial overlap in funds offered by both ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios in the same fund group. IMFC and ING Pilgrim Investments also believe that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     In considering whether to approve the Reorganization, you should note that:

     * The Funds have identical investment objectives and substantially similar investment policies.

     * The selection criteria for investments for each of the Funds are substantially similar;

     * For the year ended December 31, 1999 and the first nine months of 2000, the Pilgrim MidCap Opportunities Fund outperformed the ING Mid Cap Growth Fund; (1)

     * Before giving effect to expense subsidies by management, the proposed Reorganization is expected to result in a reduction in total operating expenses for shareholders of the ING Mid Cap Growth Fund. For example, the total operating expenses, expressed as a percentage of net asset value per share for Class A shares, are as follows:

          * Expenses of ING Mid Cap Growth Fund - before expense reimbursement by management (based on 12 month period
               ended 6/30/00)(2)                                           2.08%

          *    Expenses of ING Mid Cap Growth Fund - after
               expense reimbursement by management (based on 12 month
               period ended 6/30/00)(2)(3)                                 1.50%

          *    Expenses of Pilgrim MidCap Opportunities Fund
               (based on 12 month period ended 6/30/00)(3)                 1.60%

          *    Projected expenses of Pilgrim MidCap Opportunities
               Fund - after the Reorganization (PRO FORMA)                 1.59%

     * The Funds have affiliated management. ING Pilgrim Investments, Inc., 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to Pilgrim MidCap Opportunities Fund. IMFC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to ING Mid Cap Growth Fund. Both are affiliated subsidiaries of the same holding company, ING Groep N.V. Different investment personnel, however, manage the Funds. After the Reorganization, ING Pilgrim Investments would continue to manage Pilgrim MidCap Opportunities Fund, which would include the assets from ING Mid Cap Growth Fund.

     Approval of the Reorganization Agreement requires the vote of a majority of the Shares present in person or by proxy of the ING Mid Cap Growth Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE ING FUNDS TRUST, ON BEHALF OF ING MID CAP GROWTH FUND, UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

----------
(1)  The  Pilgrim  Midcap   Opportunities   Fund's  past  performance  is  not
     necessarily an indication of how the Fund will perform in the future.
(2) Based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000.
(3) The current expense limitation contract will remain in effect until February 28, 2001. There is no assurance that the expense limitation will be continued after that date.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                              ING MID CAP GROWTH FUND                    PILGRIM MIDCAP OPPORTUNITIES FUND
                              -----------------------                    ---------------------------------
Investment Objective     Seeks long-term capital appreciation.         Seeks long term capital appreciation.

Investment Strategies    Normally invests at least 65% of its          Normally invests at least 65% of its
                         assets in equity securities of companies      total assets in the common stocks of
                         with market capitalizations falling           mid-sized U.S. companies --companies
                         within the range of companies included        that fall within the range of companies
                         in the Russell Mid Cap Growth Index           included in the S & P MidCap 400
                         which, in the Sub-Adviser's opinion,          Index--that the portfolio managers feel
                         possess growth potential.                     have above average prospects for growth

                         In choosing investments for the Fund,         The portfolio managers use a "top-down"
                         the Sub-Adviser employs a highly              disciplined investment process, which
                         disciplined investment process combining      includes extensive database screening,
                         technical analysis and fundamental            frequent fundamental research,
                         research that seeks to identify               identification and implementation of a
                         companies with superior growth                trend-oriented approach in structuring
                         characteristics. The Sub-Adviser also         the portfolio and a sell discipline
                         follows certain self-imposed criteria in
                         an attempt to manage risk.                    The portfolio managers seek to invest in
                                                                       companies expected to benefit most from
                         QUANTITATIVE ANALYSIS EVALUATES STOCKS        the major social, economic and
                         BASED ON:                                     technological trends that are likely to
                                                                       shape the future of business and
                         *  Market capitalizations (their size         commerce over the next three to five
                            based on price and shares                  years. They attempt to provide a
                            outstanding)                               framework for identifying the companies
                         *  Minimum stock price                        and industries expected to benefit the most
                         *  Trading history
                         *  Trading volume                             The top-down approach is combined with
                         *  Earnings growth                            rigorous fundamental research (a
                         *  Relative financial strength                bottom-up approach) to guide stock
                                                                       selection and portfolio structure
                         FUNDAMENTAL RESEARCH of individual
                         companies emphasizes:                         The Fund is permitted to make a wide
                                                                       variety of investments including
                         *  Sustainable earnings growth potential      preferred stock, convertible securities
                         *  Strong balance sheets                      and warrants.
                         *  Cash flow characteristics
                         *  Reasonable valuations                      The Fund may invest in initial public
                         *  Quality management                         offerings.

                         Employs a risk management discipline
                         that stresses:

                            *  Remaining fully invested at all
                               times
                            *  Broad diversification among
                               securities and industries
                            *  Strict adherence to buy and sell
                               criteria.

                         The Fund is permitted to make a wide
                         variety of investments including
                         preferred stock, convertible securities, and warrants

                         The Fund may invest in initial public
                         offerings.

Investment Adviser       ING Mutual Funds Management Co. LLC           ING Pilgrim Investments, Inc.

Sub Adviser              Furman Selz Capital Management LLC            N/A

Portfolio Managers       Matthew Price and David Campbell              Mary Lisanti and Jeffrey Bernstein

     As you can see from the chart above, the investment objectives and strategies of the Funds are substantially similar.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000:

                                                     ING MID CAP                            PILGRIM MIDCAP
                                                     GROWTH FUND                          OPPORTUNITIES FUND
                                                     -----------                          ------------------
Net Assets                                       $41,938,611                             $149,595,287
Number of Holdings                                        88                                      109
Portfolio Turnover Rate *                              54.00%                                  156.00%
Average Market Capitalization (dollar
weighted)                                       $237.8 million                          $124.5 million
As a percentage of net assets:
 Equity Securities                                     98.63%                                   96.06%
 Holdings in companies with market
  capitalizations less than $1 billion                  6.72%                                    3.22%
 Holdings in companies with market
  capitalizations of $1 billion to $5 billion          52.93%                                   49.16%
 Holdings in companies with market
  capitalizations of over $5 billion                   38.98%                                   43.68%
 Foreign Securities                                     0.00%                                    0.75%
 Convertible Securities                                 0.00%                                    0.00%
 Preferred Securities                                   0.00%                                    0.00%
 Short Term Debt Investments                            2.31%                                    2.61%

Top 5 Industries
(as a % of net assets)                           Telecommunication                       Electronic Components-
                                                  Equipment                   8.50%       Semiconductor              7.30%
                                                 Electronic Components-                  Medical-Drugs               6.95%
                                                  Semiconductor               7.10%      Telecommunication
                                                 Medical - Drugs              6.10%      Equipment                   6.87%
                                                 Circuits                     5.30%      Oil & Gas Drilling          6.74%
                                                 Wireless Equipment           4.20%      Medical-Biomedical/Gene     5.77%
Top 10 Holdings
(as a % of net assets)                           ADC Telecommunications, Inc. 2.80%       Siebel Sys, Inc.           2.71%
                                                 Linear Technology Corp.      2.44%       Micromuse, Inc.            1.70%
                                                 Macromedia, Inc.             2.31%       Sepracor, Inc.             1.69%
                                                 IVAX Corp.                   2.30%       Natural Microsystems Corp. 1.69%
                                                 Altera Corp.                 2.19%       Brocade Communications
                                                 Burr-Brown Corp.             2.17%        Systems, Inc.             1.66%
                                                 American Power Conversion    2.14%       Redback Networks Inc       1.59%
                                                 Comverse Technology, Inc.    2.11%       Ditech Communications Corp.1.58%
                                                 National Instruments Corp.   2.05%       Mercury Interactive Corp.  1.55%
                                                 Jabil Circuit, Inc.          2.01%       Comverse Technology, Inc.  1.49%
                                                                                          Celgene Corp.              1.45%

----------
* For the 12 month period ended June 30, 2000.

RELATIVE PERFORMANCE

     The following table shows, for the periods shown, the average annual total return for: (a) Class A shares of ING Mid Cap Growth Fund; (b) Class A shares of Pilgrim MidCap Opportunities Fund; (c) the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"); and (d) the Russell MidCap Growth Index. Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The indices have an inherent performance advantage over the Funds since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Funds' past performance is not an indication of its future performance.

                                         PILGRIM                      RUSSELL
  CALENDAR              ING MID CAP      MIDCAP           S&P         MIDCAP
YEAR ENDED/               GROWTH      OPPORTUNITIES    MIDCAP 400     GROWTH
  PERIOD                  FUND(2)        FUND(3)        INDEX(4)      INDEX(5)
  ------                  -------        -------        --------      --------
12/31/99                  4.92%          103.24%        14.70%        51.29%
1/1/00-9/30/00(1)        20.80%           23.53%        22.16%        22.44%

----------
(1)  Not annualized.
(2)  ING Mid Cap Growth Fund commenced operations on December 15, 1998.
(3) Pilgrim MidCap Opportunities Fund commenced operations on August 20, 1998. For more information about the performance of Pilgrim MidCap Opportunities Fund, see "Additional Information about Pilgrim MidCap Opportunities Fund" below.
(4) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(5) The Russell MidCap Growth Index measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE FUNDS

     Because the Funds have investment objectives and policies that are substantially similar in many respects, many of the risks of investing in Pilgrim MidCap Opportunities Fund are similar to the risks of investing in ING Mid Cap Growth Fund. A principal risk of an investment in each of the Funds is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect the volatility of each Fund's shares.

     EQUITY SECURITIES. Both Pilgrim MidCap Opportunities Fund and ING Mid Cap Growth Fund invest in equity securities and securities with equity characteristics, such as common stocks, preferred stocks, convertible securities and warrants and other stock purchase rights. Both Funds normally invest at least 65% of their assets in medium-sized companies. ING Mid Cap Growth Fund and Pilgrim MidCap Opportunities Fund are subject to risks associated with investing primarily in equity securities, including market risks, issuer risks including credit risks, price volatility risks and market trends risks. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. Market trend risk is the risk that the market may not favor the mid-cap growth securities in which the Fund invests. The market could instead favor value-oriented stocks or large or small company stocks, or may not favor equities at all. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Additionally, each Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

     Midcap companies will tend to be smaller and investment in these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Midcap companies may experience relatively high growth rates and higher failure rates than do larger companies. The trading volume of securities of midcap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies. The securities of the mid-size companies in which both Funds invest may trade in lower volume and may be less liquid than securities of larger, more established companies. Either Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

     FOREIGN SECURITIES. Pilgrim MidCap Opportunities Fund may invest up to 20% of its total assets in foreign securities, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S. securities exchange. ING Mid Cap Growth Fund may also invest in foreign securities. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     INITIAL PUBLIC OFFERINGS. Pilgrim MidCap Opportunities Fund is permitted to invest in initial public offerings. While not a principal investment strategy, the ING Mid Cap Growth Fund also may invest in initial public offerings. A significant portion of a Fund's return may be attributable to its investment in initial public offerings. When a Fund's asset base is small, the impact of such investments on a Fund's return will be magnified. As a Fund's assets grow, it is probable that the effect of a Fund's investment in initial public offerings on a Fund's total return will decline.

     PORTFOLIO TURNOVER. Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders which may have an adverse effect on the performance of the Fund.

     TEMPORARY DEFENSIVE STRATEGIES. For both Funds, when the adviser or sub-adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Pilgrim MidCap Opportunities Fund, see "Appendix C: Additional Information Regarding Pilgrim MidCap Opportunities Fund."

     OPERATING EXPENSES. The operating expenses of Pilgrim MidCap Opportunities Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), are lower than those of ING Mid Cap Growth Fund, before giving effect to the expense limitation contract for ING Mid Cap Growth Fund described below, and as adjusted to reflect material changes in expenses. After giving effect to the expense limitation contract, the net expenses for Class A, Class B, and Class C shares of ING Mid Cap Growth Fund for the 12 month period ended June 30, 2000 were 1.50%, 2.15%, and 2.15%, respectively, which are lower than those of the corresponding Class of Pilgrim MidCap Opportunities Fund. Without the expense limitation contract, the total operating expenses for Class A, Class B, and Class C of the ING Mid Cap Growth Fund would have been 2.08%, 2.73%, and 2.73%, respectively, which are higher than those of the corresponding Class of shares of the Pilgrim MidCap Opportunities Fund.

     MANAGEMENT FEE. ING Mid Cap Growth Fund has an annual management fee equal to 1.00% of the Fund's average daily net assets. Pilgrim MidCap Opportunities Fund also has an annual management fee equal to 1.00% of the Fund's average daily net assets.

     DISTRIBUTION AND SERVICE FEES. The distribution (12b-1) and service fees of ING Mid Cap Growth Fund are, in the aggregate, the same as those of Pilgrim MidCap Opportunities Fund, except that the distribution and service fees for Class A shares of ING Mid Cap Growth Fund are 0.05% higher than those of Class A shares of Pilgrim MidCap Opportunities Fund.

     EXPENSE LIMITATION ARRANGEMENTS. An expense limitation contract is in place for ING Mid Cap Growth Fund. Under the terms of the expense limitation contract, IMFC has agreed to limit the expenses of the ING Mid Cap Growth Fund, excluding interest, taxes, brokerage and extraordinary expenses. The current expense limitation contract for the Fund provides that it will remain in effect through February 28, 2001. There is no assurance that the expense limitation contract will be continued after that date. The net expenses for Class A, Class B, and Class C of ING Mid Cap Growth Fund are 1.50%, 2.15%, and 2.15% respectively.

     Absent this expense limitation arrangement, the expense ratio for each Class of ING Mid Cap Growth Fund was higher that the expense ratio for the corresponding Class of Pilgrim MidCap Opportunities Fund. For the 12 month period ended June 30, 2000, for example, the expense ratio for Class A shares of the ING Mid Cap Growth Fund was 2.08% compared to 1.60% for Class A shares of the Pilgrim MidCap Opportunities Fund. This information and similar information for the other Classes is shown in the table below entitled "Annual Fund Operating Expenses."

     EXPENSE TABLE. The current expenses of each of the Funds and estimated PRO FORMA expenses after giving effect to the proposed Reorganization are shown in the following table. Expenses of the Pilgrim MidCap Opportunities Fund are based on expenses incurred by the Fund for the period ended June 30, 2000. Expenses for the ING Mid Cap Growth Fund are based on expenses incurred by the Fund for the 12-month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which were in effect on June 6, 2000. PRO FORMA fees show estimated fees of Pilgrim MidCap Opportunities Fund after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual charges. PRO FORMA numbers are estimated in good faith and are hypothetical.

ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                                        DISTRIBUTION
                                                        (12b-1) AND
                                                        SHAREHOLDER              TOTAL FUND
                                           MANAGEMENT    SERVICING     OTHER     OPERATING     FEE WAIVER     NET FUND
                                             FEES         FEES(2)     EXPENSES    EXPENSES    BY ADVISER(3)   EXPENSES
                                             ----         -------     --------    --------    -------------   --------
CLASS A
ING Mid Cap Growth Fund                      1.00%         0.35%(4)    0.73%        2.08%        -0.58%         1.50%
Pilgrim MidCap Opportunities Fund            1.00%         0.30%       0.30%        1.60%           --          1.60%
Pilgrim MidCap Opportunities Fund -
 After the Reorganization (PRO FORMA)        1.00%         0.30%       0.29%        1.59%           --          1.59%

CLASS B
ING Mid Cap Growth Fund                      1.00%         1.00%       0.73%        2.73%        -0.58%         2.15%
Pilgrim MidCap Opportunities Fund            1.00%         1.00%       0.30%        2.30%           --          2.30%
Pilgrim MidCap Opportunities Fund -
 After the Reorganization (PRO FORMA)        1.00%         1.00%       0.29%        2.29%           --          2.29%

CLASS C
ING Mid Cap Growth Fund                      1.00%         1.00%       0.73%        2.73%        -0.58%         2.15%
Pilgrim MidCap Opportunities Fund            1.00%         1.00%       0.30%        2.30%           --          2.30%
Pilgrim MidCap Opportunities Fund
 after the Reorganization (PRO FORMA)        1.00%         1.00%       0.29%        2.29%           --          2.29%

----------
(1) Pilgrim MidCap Opportunities Fund's fiscal year ends on December 31 and ING Mid Cap Growth Fund's fiscal year ends on October 31. Expenses of Pilgrim MidCap Opportunities Fund are based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000. Expenses of the ING MidCap Growth Fund are based upon expenses incurred by the Fund for the twelve month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000. PRO FORMA results are adjusted for anticipated contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) IMFC has entered into an expense limitation contract that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for ING Mid Cap Growth Fund to annual rates of 1.50%, 2.15%, and 2.15% for Class A, Class B, and Class C, respectively. The agreement is valid through February 28, 2001. There is no assurance that the expense limitation agreement will be continued after that date.
(4) Prior to November 6, 2000, the Class A distribution fee was 0.50% of net assets and the shareholder servicing fee was 0.25% of net assets.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of ING Mid Cap Growth Fund that are transferred to Pilgrim MidCap Opportunities Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Pilgrim MidCap Opportunities Fund, and the realization of taxable gains or losses for Pilgrim MidCap Opportunities Fund.

EXAMPLES. The examples are intended to help you compare the cost of investing in the each of the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                                                                                              PRO FORMA:
                ING MID CAP GROWTH FUND       PILGRIM MIDCAP OPPORTUNITIES FUND         THE FUNDS COMBINED**
          --------------------------------   ------------------------------------   -------------------------------
           1        3         5       10       1        3         5         10       1        3        5       10
          YEAR    YEARS     YEARS    YEARS    YEAR     YEARS     YEARS     YEARS    YEAR    YEARS    YEARS    YEARS
          ----    -----     -----    -----    ----     -----     -----     -----    ----    -----    -----    -----
Class A   $774   $1,189    $1,629   $2,847    $728    $1,051     $1,396   $2,366    $727   $1,048   $1,391   $2,356
Class B    776    1,147     1,645    2,905*    733     1,018      1,430    2,461*    732    1,015    1,425    2,450*
Class C    376      847     1,445    3,061     333       718      1,230    2,636     332      715    1,225    2,626

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.

**   Estimated.

     You would pay the following expenses if you did not redeem your shares:

                                                                                              PRO FORMA:
                ING MID CAP GROWTH FUND       PILGRIM MIDCAP OPPORTUNITIES FUND         THE FUNDS COMBINED**
          --------------------------------   ------------------------------------   -------------------------------
           1        3         5       10       1        3         5         10       1        3        5       10
          YEAR    YEARS     YEARS    YEARS    YEAR     YEARS     YEARS     YEARS    YEAR    YEARS    YEARS    YEARS
          ----    -----     -----    -----    ----     -----     -----     -----    ----    -----    -----    -----
Class A   $774   $1,189    $1,629   $2,847    $728    $1,051    $1,396    $2,366    $727   $1,048   $1,391   $2,356
Class B    276      847     1,445    2,905*    233       718     1,230     2,461*    232      715    1,225    2,450*
Class C    276      847     1,445    3,061     233       718     1,230     2,636     232      715    1,225    2,626

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the end of the eighth year following the date of purchase.

**   Estimated.

GENERAL INFORMATION

     Class A, Class B and Class C shares of Pilgrim MidCap Opportunities Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding classes of shares of ING Mid Cap Growth Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of ING Mid Cap Growth Fund will be included in the holding period of Pilgrim MidCap Opportunities Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Pilgrim MidCap Opportunities Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of ING Mid Cap Growth Fund were purchased by the shareholder. Pilgrim MidCap Opportunities Fund and ING Mid Cap Growth Fund are each subject to the sales load structure described in the table below.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS A    CLASS B    CLASS C
                                                 -------    -------    -------
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)   5.75%(1)    None        None

Maximum deferred sales charge (load) (as a
 percentage of the lower of original
 purchase price or redemption proceeds)          None(2)    5.00%(3)   1.00%(4)

----------
(1) Reduced for purchases of $50,000 and over. See "Special Rules for Shares of the ING Mid Cap Growth Fund" below, and "Class A Shares: Initial Sales Charge Alternative" in Appendix C.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C and "Special Rules for Class A Shares of ING Mid Cap Growth Fund" below.
(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C and "Shareholder Guide -- Sales Charge Calculation" in the Pilgrim Prospectus.
(4)  Imposed upon redemptions within 1 year from purchase.

     Neither Pilgrim MidCap Opportunities Fund nor ING Mid Cap Growth Fund have any redemption fees, exchange fees or sales charges on reinvested dividends.

SPECIAL RULES FOR CLASS A SHARES OF THE ING MID CAP GROWTH FUND

     Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of ING Mid Cap Growth Fund in excess of $1 million was different than the contingent deferred sales charge on similar purchases of Pilgrim MidCap Opportunities Fund. Shareholders of ING Mid Cap Growth Fund that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before and after November 6, 2000 were as follows:

                                                          TIME PERIOD DURING
                                      CDSC                WHICH CDSC APPLIES
                             ----------------------     ------------------------
                             11/06/00       BEFORE      11/06/00        BEFORE
                             AND AFTER     11/06/00     AND AFTER      11/06/99
CDSC on Purchases of:
$1,000,000 to $2,499,999       1.00%        1.00%       24 Months      12 Months
$2,500,000 to $4,999,999       0.50%        1.00%       12 Months      12 Months
$5,000,000 and over            0.25%        1.00%       12 Months      12 Months

         ADDITIONAL INFORMATION ABOUT PILGRIM MIDCAP OPPORTUNITIES FUND

INVESTMENT PERSONNEL

     Pilgrim MidCap Opportunities Fund is co-managed by Mary Lisanti and Jeffrey Bernstein. Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim Investments, has served as Senior Portfolio Manager of Pilgrim SmallCap Opportunities Fund since July 1998. Prior to joining ING Pilgrim Investments in October 1999 Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim Investments. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

     Jeffrey Bernstein, Senior Vice President of ING Pilgrim Investments, has served as a Senior Portfolio Manager of Pilgrim MidCap Opportunities Fund since the Fund was formed in August 1998. Prior to joining ING Pilgrim Investments in October 1999, Mr. Bernstein was a Portfolio Manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim Investments. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

PERFORMANCE OF PILGRIM MIDCAP OPPORTUNITIES FUND

     The bar chart and table that follow provide an indication of the risks of investing in Pilgrim MidCap Opportunities Fund by showing (on a calendar year basis) changes in Pilgrim MidCap Opportunities Fund's annual total return from year to year and by showing (on a calendar year basis) how Pilgrim MidCap Opportunities Fund's average annual returns for one year and since inception compare to those of the S&P Mid Cap 400 Index. The information in the bar chart is based on the performance of the Class A shares of Pilgrim MidCap Opportunities Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Pilgrim MidCap Opportunities Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. All indices are unmanaged.

                      CALENDAR YEAR-BY-YEAR RETURNS(%) (1)

     1990   1991   1992   1993   1994   1995   1996   1997   1998   1999(2)
     ----   ----   ----   ----   ----   ----   ----   ----   ----   -------
                                                                     103.24

----------
(1) Pilgrim MidCap Opportunities Fund commenced operations August 20, 1998. During the period shown in the chart, the Fund's best quarterly performance was 44.90% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was 5.63% for the quarter ended September 30, 1999. The Fund's year-to-date return as of September 30, 2000 was up 23.53%.
(2) Returns in 1999 were achieved during unusually favorable conditions in the market, particularly for technology companies and initial public offerings. You should not expect that such favorable returns can be consistently achieved.

     The table below shows what the average annual total returns of Pilgrim MidCap Opportunities Fund would equal if you averaged out actual performance over various lengths of time, compared to the S&P MidCap 400 Index. The S&P MidCap 400 Index has an inherent performance advantage over Pilgrim MidCap Opportunities Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Pilgrim MidCap Opportunities Fund's performance reflected in the table assumes the deduction of the maximum sales charge in all cases.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                       SINCE
                                                         1 YEAR     INCEPTION(1)
                                                         ------     ------------
Pilgrim MidCap Opportunities Fund - Class A(2)           91.56%        94.20%
Pilgrim MidCap Opportunities Fund - Class B(3)           96.73%        99.54%
Pilgrim MidCap Opportunities Fund - Class C(4)          100.16%       101.26%
S&P MidCap 400 Index (5)                                 14.70%        41.61%

----------
(1)  The Fund commenced operations on August 20, 1998
(2)  Reflects deduction of sales charge of 5.75%.
(3)  Reflects deduction of deferred sales charge of 5% for the 1 year return.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

     The table below shows the performance of Pilgrim MidCap Opportunities Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                       SINCE
                                                       1 YEAR        INCEPTION
                                                       ------        ---------
Pilgrim MidCap Opportunities Fund - Class A            103.24%        102.78%
Pilgrim MidCap Opportunities Fund - Class B            101.73%        101.79%
Pilgrim MidCap Opportunities Fund - Class C            101.16%        101.26%

     For a discussion by the adviser regarding the performance of Pilgrim MidCap Opportunities Fund for the year ended December 31, 1999, see Appendix A to this Proxy Statement/Prospectus. Additional information about Pilgrim MidCap Opportunities Fund is included in Appendix C to this Proxy Statement/Prospectus.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of ING Mid Cap Growth Fund to Pilgrim MidCap Opportunities Fund in exchange for shares of Pilgrim MidCap Opportunities Fund. ING Mid Cap Growth Fund will distribute the shares of Pilgrim MidCap Opportunities Fund received in the exchange to the shareholders of ING Mid Cap Growth Fund and then ING Mid Cap Growth Fund will be liquidated.

     After the Reorganization, each shareholder of ING Mid Cap Growth Fund will own shares of Pilgrim MidCap Opportunities Fund having an aggregate value equal to the aggregate value of each respective Class of shares in ING Mid Cap Growth Fund held by that shareholder as of the close of business on the business day of the Closing. Shareholders of the following Classes of shares of ING Mid Cap Growth Fund will receive shares of the following Classes of Pilgrim MidCap Opportunities Fund:

                    ING MID CAP            PILGRIM MIDCAP
                    GROWTH FUND          OPPORTUNITIES FUND
                    -----------          ------------------
                      Class A                Class A
                      Class B                Class B
                      Class C                Class C

In the interest of economy and convenience, shares of Pilgrim MidCap Opportunities Fund generally will not be represented by physical certificates unless requested in writing.

     Until the Closing, shareholders of ING Mid Cap Growth Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Pilgrim MidCap Opportunities Fund for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of ING Mid Cap Growth Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as a part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September, 2000, ING Groep N.V., the indirect parent company of IMFC, the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to eliminate the substantial overlap in funds offered by both ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios in the same fund group. IMFC and ING Pilgrim Investments also believe that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     The proposed Reorganization was presented to the Board of Trustees of ING Funds Trust, on behalf of ING Mid Cap Growth Fund, for consideration at a meeting held on October 25, 2000 and for approval at a meeting held November 16, 2000. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of ING Funds Trust, determined that the interests of the shareholders of ING Mid Cap Growth Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of ING Mid Cap Growth Fund and its shareholders.

     The Reorganization will allow ING Mid Cap Growth Fund's shareholders to continue to participate in a professionally managed portfolio which seeks to achieve an objective of capital appreciation. As shareholders of Pilgrim MidCap Opportunities Fund, these shareholders will be able to exchange into other mutual funds in the group of Pilgrim Funds that offer the same class of shares in which such shareholder is currently invested. A list of the current Pilgrim Funds and their available classes, is contained in Appendix D.

     BOARD CONSIDERATIONS. The Board of Trustees of ING Funds Trust, on behalf of ING Mid Cap Growth Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1)  the plans of management to integrate the ING Funds and Pilgrim Funds;

     (2) expense ratios and information regarding fees and expenses of ING Mid Cap Growth Fund and Pilgrim MidCap Opportunities Fund, including the expense limitation contract offered by IMFC for ING Mid Cap Growth Fund;

     (3) estimates that show that combining the Funds is expected to result in lower expense ratios in the absence of management subsidies, because of economies of scale expected to result from an increase in the asset size of the reorganized Fund;

     (4) the Reorganization would not dilute the interests of ING Mid Cap Growth Fund's current shareholders;

     (5) the relative investment performance and risks of Pilgrim MidCap Opportunities Fund as compared to ING Mid Cap Growth Fund;

     (6) the similarity of Pilgrim MidCap Opportunities Fund's investment objectives, policies and restrictions with those of ING Mid Cap Growth Fund;

     (7) the investment resources of ING Pilgrim Investments and the distribution capabilities of ING Pilgrim Securities, Inc., distributor of the Pilgrim MidCap Opportunities Fund;

     (8) the quality and caliber of services that have been enjoyed by shareholders of the Pilgrim MidCap Opportunities Fund;

     (9)  alternatives to combining the Funds; and

     (10) the tax-free nature of the Reorganization to ING Mid Cap Growth Fund and its shareholders.

     THE TRUSTEES OF ING FUNDS TRUST, ON BEHALF OF ING MID CAP GROWTH FUND, RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH PILGRIM MIDCAP OPPORTUNITIES FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither ING Mid Cap Growth Fund nor its shareholders nor Pilgrim MidCap Opportunities Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the ING Funds Trust and the Pilgrim Equity Trust.

     Immediately prior to the Reorganization, ING Mid Cap Growth Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of ING Mid Cap Growth Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of ING Mid Cap Growth Fund's shareholders.

     As of October 31, 1999, ING Mid Cap Growth Fund had accumulated capital loss carryforwards in the amount of approximately $2,076,959. After the Reorganization, the losses of ING Mid Cap Growth Fund will be available to Pilgrim MidCap Opportunities Fund to offset its capital gains, although a portion of the amount of these losses which may offset Pilgrim MidCap Opportunities Fund's capital gains in any given year will be limited. As a result of this limitation, it is possible that Pilgrim MidCap Opportunities Fund may not be able to use such losses as rapidly as it might have had the Reorganization not occurred, and part of these losses may not be useable at all. The ability of Pilgrim MidCap Opportunities Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of ING Mid Cap Growth Fund's capital loss carryforwards currently are available only to pre-Reorganization shareholders of that Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Pilgrim MidCap Opportunities Fund.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, investment adviser to Pilgrim MidCap Opportunities Fund, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on its relative net asset value immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Pilgrim MidCap Opportunities Fund is a series of Pilgrim Equity Trust, which is a Massachusetts business trust registered as an open-end management investment company. ING Mid Cap Growth Fund is a series of ING Funds Trust, which is a Delaware business trust also registered as an open-end management investment company. Pilgrim Equity Trust and ING Funds Trust are both governed by Boards of Trustees. The Board of Trustees of Pilgrim Equity Trust consists of 11 members and the Board of Trustees of ING Funds Trust has 4 members.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the principal distributor for the Pilgrim MidCap Opportunities Fund and the ING Mid Cap Growth Fund.

     The Pilgrim MidCap Opportunities Fund also offers Class I and Class Q shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share Classes by calling 1-800-992-0180.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Both Pilgrim MidCap Opportunities Fund and ING Mid Cap Growth Fund pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the corresponding Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by ING Mid Cap Growth Fund's shareholders, then as soon as practicable before the Closing, ING Mid Cap Growth Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000 and on a PRO FORMA basis as of June 30, 2000 giving effect to the Reorganization:

                                                  NET ASSET VALUE      SHARES
                                    NET ASSETS       PER SHARE       OUTSTANDING
                                    ----------       ---------       -----------
ING MID CAP GROWTH FUND
    Class A                         $38,320,141        $13.47         2,844,634
    Class B                         $ 1,938,485        $13.34           145,342
    Class C                         $ 1,092,335        $13.33            81,922
    Class X (1)                         587,650        $13.34            44,068

PILGRIM MIDCAP OPPORTUNITIES FUND
    Class A                         $21,821,005        $23.57           925,611
    Class B                         $29,384,168        $23.30         1,261,083
    Class C                         $21,758,204        $23.21           937,344
    Class I                         $75,421,982        $23.68         3,184,685
    Class Q                         $ 1,209,928        $23.58            51,314

PRO FORMA - PILGRIM MIDCAP OPPORTUNITIES FUND
INCLUDING ING MID CAP GROWTH FUND
    Class A                         $60,141,146        $23.57         2,551,412
    Class B                         $31,910,303        $23.30         1,369,501
    Class C                         $22,850,539        $23.21           984,407
    Class I                         $75,421,982        $23.68         3,184,685
    Class Q                         $76,631,910        $23.58         3,249,871

(1) Class X Shares merged into Class B on November 16, 2000.

                 GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about December __, 2000. Shareholders of ING Mid Cap Growth Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Funds Trust and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

     A shareholder may revoke the accompanying proxy card at any time prior to its use by filing with ING Mid Cap Growth Fund a written revocation or duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy card will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of ING Funds Trust that may be presented at the Special Meeting.

VOTING RIGHTS

     Shareholders of ING Mid Cap Growth Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Shareholders of ING Mid Cap Growth Fund at the close of business on December __, 2000 (the "Record Date") will be entitled to be present and give voting instructions for ING Mid Cap Growth Fund at the Special Meeting with respect to their shares owned as of the Record Date. As of the Record Date, ______ shares of ING Mid Cap Growth Fund were outstanding and entitled to vote.

     Approval of the Reorganization requires the vote of a majority of the shares present in person or by proxy of the ING Mid Cap Growth Fund.

     The holders of one-third of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     ING Mid Cap Growth Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, ING Mid Cap Growth Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     As of December 1, 2000, ING America Insurance Holdings, Inc. owns 74.29% of the outstanding voting shares of the Fund, and therefore controls the Fund. ING America Insurance Holdings, Inc. intends to vote its shares in favor of the Reorganization, in which case the Reorganization will be approved.

     To the knowledge of ING Funds Trust, as of December 1, 2000, no current Trustee owns 1% or more of the outstanding shares of ING Mid Cap Growth Fund, and the officers and Trustees own, as a group, less than 1% of the shares of ING Mid Cap Growth Fund.

     Appendix E hereto lists the persons that, as of December 1, 2000, owned beneficially or of record 5% or more of the outstanding shares of any Class of ING Mid Cap Growth Fund. As of December 1, 2000, no persons owned beneficially or of record 5% or more of the outstanding shares of any class of Pilgrim MidCap Opportunities Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     ING Funds Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     ING Funds Trust is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by ING Mid Cap Growth Fund's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Funds Trust will furnish, without charge, a copy of the most recent Annual Report regarding ING Mid Cap Growth Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to ING Funds Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or by phone at 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                               James M. Hennessy,
                               Secretary

______________ ___, 2000
7337 East Doubletree Ranch Road
Scottsdale, Arizona  85258

                                                                      APPENDIX A

                       PILGRIM MIDCAP OPPORTUNITIES FUND

     Set forth below is an excerpt from Pilgrim MidCap Opportunities Fund's Annual Report, dated December 31, 1999, regarding the Fund's performance.

     PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice President and Portfolio Manager; Jeffrey Bernstein, Portfolio Manager

     GOAL: The MidCap Opportunities Fund seeks long-term capital appreciation by investing primarily in the common stocks of mid-sized U.S. companies that the Portfolio Manager feels have above average prospects for growth.

     MARKET OVERVIEW: In the final quarter of the year, U.S. equities powered ahead using the same technology-driven formula responsible for some spectacular gains in 1999. The economy showed continued strength with third quarter GDP being revised upwards to 5.7%, but inflation remained subdued as the price index rose a modest 1.7%. The Federal Reserve resisted the temptation to raise rates for the fourth time this year, although there is an increased likelihood that rates will be raised again in February. Economic news continued to be encouraging as non-farm productivity showed its biggest increase since 1992, while consumer confidence reached its highest point since 1968.

     Technology's impact on the overall market continues to strengthen, as the technology sector now accounts for more than a quarter of the S&P 500. However, the stock market's performance was broader in December than it has been in recent months. The exception to that broad strength was the financial sector, which was dragged down by rising bond yields. Healthcare stocks were mixed as large pharmaceuticals underperformed, but the biotechnology sector was exceptionally strong.

     Outside of the technology-heavy NASDAQ Composite, small cap stocks were the star performers in the fourth quarter. For the quarter, the NASDAQ Composite soared 48.18%, while the Russell 2000 Index of small cap stocks gained 18.44%, setting a new record high. The broader market also performed well, as the S&P 500 rose 14.88% in the final quarter, while the S&P Midcap Index earned 17.19%. The Dow Jones Industrial Average tacked on an additional 11.22%, achieving another record high.

     PERFORMANCE: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 103.24% compared to a 14.70% return for the S&P Midcap 400 Index for the same period.

     PORTFOLIO SPECIFICS: While the Fund has been overweight in technology, stock selection and careful attention to valuation drove performance higher in the fourth quarter. The themes that had the biggest impact on performance in the final quarter of 1999 were the "Ubiquitous Semiconductor," "Telecommunications Explosion," and "Managing the Information Age," while increased weightings in "Life on the Net" and the "Life Sciences Revolution" also enhanced returns.

     Some of the individual stock positions that drove performance in the fourth quarter were Cephalon, Sapient, Lam Research, and Conexant Systems. The biggest themes in which the Fund is invested include "Managing the Information Age," "The Telecommunications Explosion," and "The Ubiquitous Semiconductor."

     MARKET OUTLOOK: Looking out to the year 2000, we continue to see excellent opportunities for growth stocks. While it is unlikely that the market indices will repeat the spectacular performance of 1999, there are plenty of companies with attractive prospects at reasonable valuations. Thus, we believe that active managers will have the opportunity to outperform their benchmarks significantly in 2000 as market breadth improves from its recent narrow focus. Technology stocks should continue to lead the way as companies accelerate spending after restraining budgets in front of Y2K.

     We expect the U.S. economic expansion to continue into 2000, forcing the Federal Reserve to continue to raise interest rates. Thus, we remain cautious towards interest rate sensitive stocks, especially financials. However, spending on communications networks should continue unabated as companies seek to realize cost reductions from using the Internet and information technology. The portfolio has focused on companies that provide the network infrastructure or those that help companies design and implement solutions for their businesses.

     We believe the portfolio is well positioned in the current environment. We have focused on companies with very strong growth prospects and strong balance sheets that sell at reasonable multiples relative to their growth rates.

                                          August 20,  December 31,  December 31,
                                             1998         1998         1999
                                             ----         ----         ----
Pilgrim MidCap Opportunities Fund
  Class A With Sales Charge                 10,000       12,215       24,826
Pilgrim MidCap Opportunities Fund
  Class A Without Sales Charge              10,000       12,960       26,340
S&P MidCap 400 Index                        10,000       14,042       16,106

                                            Average Annual Total Returns for the
                                              Periods Ended December 31, 1999
                                           -------------------------------------
                                                             Since Inception
                                                         of Class A, B, C and I
                                            1 Year               8/20/98
                                            ------               -------
Including Sales Charge:
 Class A (1)                                91.56%                94.20%
 Class B (2)                                96.73%                99.54%
 Class C (3)                               100.16%               101.26%
 Class I                                   103.19%               103.08%
Excluding Sales Charge:
 Class A                                   103.24%               102.78%
 Class B                                   101.73%               101.79%
 Class C                                   101.16%               101.26%
 Class I                                   103.19%               103.08%
S&P MidCap 400 Index                        14.70%                41.61%

     Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim MidCap Opportunities Fund against the S&P MidCap 400 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

     Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

     Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

     This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

     The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

     Portfolio holdings are subject to change daily.

----------
(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.
(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

     PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies. This Fund may invest in IPO's which may significantly impact performance. Securities of mid-size companies may be more susceptible to price savings than investments in larger companies.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2000, by and between Pilgrim Equity Trust, a Massachusetts business trust ("Pilgrim Trust"), with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, Pilgrim MidCap Opportunities Fund (the "Acquiring Fund"), and ING Funds Trust, a Delaware business trust ("ING Trust"), with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, ING Mid Cap Growth Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, and Class C voting shares of beneficial interest ($0.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Pilgrim Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the ING Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, and Class C Acquiring Fund Shares to be so credited to Class A, Class B, and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, and Class C Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2 The net asset value of a Class A, Class B, and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of the Class A, Class B, and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, and Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be February __, 2001, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Acquired Fund Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the ING Trust, the ING Trust, on behalf of the Acquired Fund, represents and warrants to the Pilgrim Trust as follows:

     (a) The Acquired Fund is duly organized as a series of ING Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under ING Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) ING Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the ING Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the ING Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or
(ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the ING Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Pilgrim Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The ING Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 1999 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the ING Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the ING Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Pilgrim Trust, the Pilgrim Trust, on behalf of the Acquiring Fund, represents and warrants to the ING Trust as follows:

     (a) The Acquiring Fund is duly organized as a series of Pilgrim Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under Pilgrim Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) Pilgrim Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Pilgrim Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Pilgrim Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Pilgrim Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the ING Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Pilgrim Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Pilgrim Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Pilgrim Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

      (o) The information to be furnished by the Pilgrim Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     (q) Either the Acquiring Fund or ING Pilgrim Investments, Inc. shall purchase and maintain a Directors and Officers errors and omissions insurance policy ("D&O/E&O Policy") for the benefit of Joseph Hankin and Jack Rehm containing substantially the same form and amount of coverage as each had under a D&O/E&O Policy of the Acquired Fund, such D&O/E&O Policy to be effective as of the Closing Date and continuing until the sixth (6th) anniversary of the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the

"Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, and Class C Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The ING Trust, on behalf of the Acquired Fund, covenants that ING Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Pilgrim Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the ING Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) the Pilgrim Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the ING Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the ING Trust's election, to the performance by the Pilgrim Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Pilgrim Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Pilgrim Trust shall have delivered to the ING Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the ING Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Pilgrim Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the ING Trust shall reasonably request;

     6.3 The Pilgrim Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Pilgrim Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Pilgrim Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Pilgrim Trust's election, to the performance by the ING Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the ING Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The ING Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the ING Trust;

     7.3 The ING Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Pilgrim Trust and dated as of the Closing Date, to the effect that the representations and warranties of the ING Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Pilgrim Trust shall reasonably request;

     7.4 The ING Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the ING Trust, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the ING Trust, on behalf of the Acquired Fund, or the Pilgrim Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the ING Trust's Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the ING Trust may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Pilgrim Trust or the ING Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to the ING Trust and the Pilgrim Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Pilgrim Trust and the ING Trust. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the ING Trust may waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1 The Pilgrim Trust, out of the Acquiring Fund's Assets, agrees to indemnify and hold harmless the ING Trust and each of the ING Trust's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the ING Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the Pilgrim Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 The ING Trust, out of the Acquired Fund's assets, agrees to indemnify and hold harmless the Pilgrim Trust and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Pilgrim Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the ING Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1 The ING Trust, on behalf of the Acquired Fund, and the Pilgrim Trust, on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquiring Fund, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and the Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Pilgrim Trust and the ING Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before ___________ __, 200_, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the ING Trust and the Pilgrim Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the ING Trust pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, and Class C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the ING Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: Louis
S. Citron, in each case with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10169, attn: Steven R. Howard; and to the Pilgrim Trust, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Pilgrim Trust or ING Trust personally, but shall bind only the trust property of the Acquiring Fund or the Acquired Fund, as provided in the Declarations of Trust of Pilgrim Trust and ING Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest: PILGRIM EQUITY TRUST on behalf of its PILGRIM MIDCAP OPPORTUNITIES FUND series


-----------------------------------     By:
SECRETARY                                  -------------------------------------

                                        Its:
                                            ------------------------------------


Attest:                                 ING FUNDS TRUST on behalf of its
                                        ING MID CAP GROWTH FUND series


-----------------------------------     By:
SECRETARY                                  -------------------------------------

                                        Its:
                                            ------------------------------------

                                                                      APPENDIX C

                        ADDITIONAL INFORMATION REGARDING
                 PILGRIM MIDCAP OPPORTUNITIES FUND (THE "FUND")

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

   This Proxy Statement/Prospectus relates to three separate Classes of the
Fund: Class A, Class B, and Class C, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Mid Cap Growth Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of ING Mid Cap Growth Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

   The sales charges and fees for each Class of shares of the Fund involved in the Reorganization are shown and contrasted in the chart below.

                                        CLASS A        CLASS B        CLASS C
                                        -------        -------        -------
Maximum Initial Sales Charge on
 Purchases                              5.75%(1)       None            None
Contingent Deferred Sales Charge
 ("CDSC")                               None(2)        5.00%(3)        1.00%(4)
Annual Distribution (12b-1) and
 Service Fees (5)                       0.30%          1.00%           1.00%
Maximum Purchase                        Unlimited      $250,000        Unlimited
Automatic Conversion to Class A         N/A            8 Years(6)      N/A

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares made within 2 years of purchase. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6) Class B shares of the Fund issued to shareholders of ING Mid Cap Growth Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of ING Mid Cap Growth Fund.

   The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

   CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                       AS A % OF THE          AS A %
       YOUR INVESTMENT                 OFFERING PRICE         OF NAV
       ---------------                 --------------         ------
       Less than $50,000                  5.75%               6.10%
       $50,000 - $99,999                  4.50%               4.71%
       $100,000 - $249,999                3.50%               3.63%
       $250,000 - $499,999                2.50%               2.56%
       $500,000 - $1,000,000              2.00%               2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                              PERIOD DURING
      YOUR INVESTMENT                      CDSC             WHICH CDSC APPLIES
      ---------------                      ----             ------------------
      $1,000,000 - $2,499,999              1.00%                2 years
      $2,500,000 - $4,999,999              0.50%                1 year
      $5,000,000 and over                  0.25%                1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of ING Mid Cap Growth Fund that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% for a period of 12 months from the date of purchase of the original shares of ING Mid Cap Growth Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the Statement of Additional Information for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

          YEAR OF REDEMPTION AFTER PURCHASE         CDSC
          ---------------------------------         ----
                      First                          5%
                      Second                         4%
                      Third                          3%
                      Fourth                         3%
                      Fifth                          2%
                      Sixth                          1%
                      After Sixth Year               None

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of ING Mid Cap Growth Fund will convert to Class A shares eight years after the purchase of the original shares of ING Mid Cap Growth Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's Statement of Additional Information.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, as described in the Pilgrim Prospectus, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at 1-800-992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund may reinvest some or all of the proceeds in the same share Class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     RULE 12b-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Pilgrim Securities, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, and Class C shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                          SERVICING FEE         DISTRIBUTION FEE
                          -------------         ----------------
           Class A            0.25%                  0.05%
           Class B            0.25%                  0.75%
           Class C            0.25%                  0.75%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B and Class C shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

     PURCHASING SHARES. The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100 plus monthly investments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. The NAV of each Class represents that class' pro rata share of that Fund's net assets as adjusted for any Class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under "How to Purchase Shares" in the Pilgrim Prospectus have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING

Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of one Class of the Fund generally may be exchanged for shares of that same Class of any other open-end Pilgrim Fund or ING Fund without payment of any additional sales charge in most instances. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund or ING Fund should carefully review the Prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

     Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A, Class B, or Class C account in the Fund invested into a Pilgrim Fund or ING Fund which offers the same Class shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

The information in the table below, except the six months ended June 30, 2000, has been audited by PricewaterhouseCoopers LLP, independent auditors.

                                                                      Class A                                 Class B
                                                 Six Months          Year ended          Six Months         Year ended
                                                   Ended               Dec. 31,            Ended              Dec. 31,
                                                June 30, 2000     -----------------    June 30, 2000     -----------------
                                                 (Unaudited)      1999      1998(1)     (Unaudited)      1999      1998(1)
                                                 -----------      ----      -------     -----------      ----      -------
Operating performance
 Net asset value, beginning of the period     $     21.29        12.96       10.00         21.12          12.97      10.00
 Net investment loss                          $     (0.04)       (0.09)      (0.03)        (0.11)         (0.07)     (0.03)
 Net realized and unrealized gain
  on investments                              $      2.32        12.01        2.99          2.29          11.81       3.00
 Total from investment operations             $      2.28        11.92        2.96          2.18          11.74       2.97
 Distributions from net realized gain         $        --        (3.59)         --            --          (3.59)        --
 Total distributions                          $        --        (3.59)         --            --          (3.59)        --
 Net asset value, end of the period           $     23.57        21.29       12.96         23.30          21.12      12.97
 Total return(2):                             %     10.71       103.24       29.60         10.32         101.73      29.70
Ratios and supplemental data
 Net assets, end of the period (000s)         $    21,821        6,291         610        29,384          8,252        140
 Ratio of expenses to average net
  assets after reimbursement                  %      1.63 (3)     1.74        1.80 (3)      2.33 (3)       2.40       2.50 (3)
 Ratio of expenses to average net assets
  prior to expense reimbursement              %      1.63 (3)     1.74        2.42 (3)      2.33 (3)       2.40       3.27 (3)
Ratio of net investment loss to
  average net assets                          %     (1.15)(3)    (1.34)      (1.10)(3)     (1.85)(3)      (2.00)     (2.05)(3)
Portfolio turnover                            %        78          201          61            78            201         61

                                                                       Class C
                                                  Six Months         Year ended
                                                     Ended             Dec. 31,
                                                 June 30, 2000     ----------------
                                                  (Unaudited)      1999     1998(1)
                                                  -----------      ----     -------
Operating performance
 Net asset value, beginning of the period     $      21.03         12.96    10.00
 Net investment loss                          $      (0.09)        (0.07)   (0.04)
 Net realized and unrealized gain
  on investments                              $       2.27         11.73     3.00
 Total from investment operations             $       2.18         11.66     2.96
 Distributions from net realized gain         $         --         (3.59)      --
 Total distributions                          $         --         (3.59)      --
 Net asset value, end of the period           $      23.21         21.03    12.96
 Total return(2):                             %      10.37        101.16    29.60
Ratios and supplemental data
 Net assets, end of the period (000s)         $     21,578         4,560       87
 Ratio of expenses to average net
  assets after reimbursement                  %       2.40 (3)      2.36     2.50 (3)
 Ratio of expenses to average net assets
  prior to expense reimbursement              %       2.33 (3)      2.36     3.22 (3)
Ratio of net investment loss to
  average net assets                          %      (1.83)(3)     (1.98)   (2.04)(3)
Portfolio turnover                            %         78           201       61

----------
(1)  Class A, B, and C commenced operations on August 20, 1998.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(3)  Annualized.

                 See Accompanying Notes to Financial Statements

                                                                      APPENDIX D

     The following is a list of the ING Funds and Pilgrim Funds and the classes of shares of each Fund that are expected to be offered at or shortly after the
Reorganization:

FUND                                                       CLASSES OFFERED
----                                                       ---------------
ING FUNDS
U.S. EQUITY
Internet Fund                                              A, B and C
Tax Efficient Equity Fund                                  A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                       A, B and C
Global Communications Fund                                 A, B and C
Global Information Technology Fund                         A, B and C

FIXED INCOME
High Yield Bond Fund                                       A, B and C
Intermediate Bond Fund                                     A, B and C
Money Market Fund                                          A, B, C and I
National Tax-Exempt Bond Fund                              A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                              A, B, C, Q and T
Bank and Thrift Fund                                       A and B
Convertible Fund                                           A, B, C and Q
Corporate Leaders Trust Fund                               A
Growth and Income Fund                                     A, B, C and Q
Growth + Value Fund                                        A, B, C and Q
Growth Opportunities Fund                                  A, B, C, Q, I and T
LargeCap Growth Fund                                       A, B, C and Q
MagnaCap Fund                                              A, B, C, Q and M
MidCap Growth Fund                                         A, B, C and Q
MidCap Opportunities Fund                                  A, B, C, Q and I
Research Enhanced Index Fund                               A, B, C, Q and I
SmallCap Growth Fund                                       A, B, C, Q
SmallCap Opportunities Fund                                A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                   A, B and M
Emerging Countries Fund                                    A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)             A
International Fund                                         A, B, C and Q
International Core Growth Fund                             A, B, C and Q
International SmallCap Growth Fund                         A, B, C and Q
International Value Fund                                   A, B, C and Q
Troika Dialog Russia Fund                                  A
Worldwide Growth Fund                                      A, B, C and Q

FIXED INCOME
GNMA Income Fund                                           A, B, C, Q, M and T
High Yield Fund                                            A, B, C, Q and M
High Yield Fund II                                         A, B, C, Q and T
Lexington Money Market Trust                               A
Pilgrim Money Market Fund                                  A, B and C
Strategic Income Fund                                      A, B, C and Q

                                                                      APPENDIX E

     As of December 1, 2000, the no persons owned beneficially or of record 5% or more of the outstanding shares of the any Class of Pilgrim MidCap Opportunities Fund.

     As of December 1, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of ING Mid Cap Growth Fund:

                                                   % OF CLASS            % OF FUND        % OF FUND
                                                     BEFORE                BEFORE            AFTER
     NAME AND ADDRESS                   CLASS     REORGANIZATION       REORGANIZATION    REORGANIZATION
     ----------------                   -----     --------------       --------------    --------------
ING America Insurance Holdings, Inc.      A           83.92%               74.29%
Investment Accounts
5780 Powers Ferry Road NW
Atlanta, Georgia 30327-4347

                                     PART B

                              PILGRIM EQUITY TRUST

               -------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER __, 2000
               -------------------------------------------------

Acquisition of the Assets and Liabilities     By and in Exchange for Shares of
of ING Mid Cap Growth Fund                    Pilgrim MidCap Opportunities Fund
(a series of ING Funds Trust)                 (a series of Pilgrim Equity Trust)
7337 East Doubletree Ranch Road               7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258                     Scottsdale, Arizona 85258

     This Statement of Additional Information is available to the shareholders of ING Mid Cap Growth Fund in connection with a proposed transaction whereby all of the assets and liabilities of ING Mid Cap Growth Fund, a series of ING Funds Trust, will be transferred to Pilgrim MidCap Opportunities Fund, a series of Pilgrim Equity Trust, in exchange for shares of Pilgrim MidCap Opportunities Fund.

     This Statement of Additional Information of the Pilgrim Equity Trust consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

     1. The Statement of Additional Information for Pilgrim MidCap Opportunities Fund dated November 1, 2000, as filed on
          November 1, 2000.

     2. The Statement of Additional Information for ING Mid Cap Growth Fund dated November 6, 2000, as filed on November 6, 2000.

     3. The Financial Statements for Pilgrim MidCap Opportunities Fund are included in the Annual Report of Pilgrim Equity Trust dated December 31, 1999, as filed on March 6, 2000.

     4. The Financial Statements of Pilgrim MidCap Opportunities Fund are included in the Semi-Annual Report of Pilgrim Equity Trust dated June 30, 2000, as filed on September 11, 2000.

     5. The Financial Statements for ING Mid Cap Growth Fund are included in the Annual Report of ING Funds Trust dated October 31, 1999 as filed on December 29, 1999.

     6. The Financial Statements for ING Mid Cap Growth Fund are included in the Semi-Annual Report of ING Funds Trust dated April 30, 2000 as filed on July 7, 2000.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated December ___, 2000 relating to the Reorganization of ING Mid Cap Growth Fund may be obtained, without charge, by writing to ING 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES As of June 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              Pilgrim            ING
                                                               MidCap           MidCap
                                                            Opportunities       Growth          Pro Forma          Pro Forma
                                                                Fund             Fund          Adjustments         Combined
                                                            ------------      -----------      ------------       ------------
ASSETS:
  Investments at value*                                     $143,706,519      $41,364,289                         $185,070,808
  Repurchase agreements                                        3,900,000          968,000                            4,868,000
  Cash                                                               975              858                                1,833
  Receivable for investment securities sold                    1,610,235               --                            1,610,235
  Receivable for fund shares of beneficial interest sold         683,864            9,427                              693,291
  Dividends and interest receivable                               19,237            4,230                               23,467
  Due from affiliate                                                  --           18,201                               18,201
  Prepaid expenses                                                38,100           14,474                               52,574
                                                            ------------      -----------      ------------       ------------
      Total Assets                                           149,958,930       42,379,479                --        192,338,409
                                                            ------------      -----------      ------------       ------------
LIABILITIES:
  Payable for investment securities purchased                    121,289          376,000                              497,289
  Investment advisory fee payable                                118,694               --                              118,694
  Payable for fund shares of beneficial interest reacquired       24,100            1,651                               25,751
  Distribution fees payable                                       45,686            5,081                               50,767
  Administrative service fees payable                             11,783           18,305                               30,088
  Transfer agent fees payable                                      6,995           12,077                               19,072
  Other accrued expenses and liabilities                          35,096           27,754                               62,850
                                                            ------------      -----------      ------------       ------------
      Total Liabilities                                          363,643          440,868                --            804,511
                                                            ------------      -----------      ------------       ------------
NET ASSETS                                                  $149,595,287      $41,938,611      $         --       $191,533,898
                                                            ============      ===========      ============       ============
NET ASSETS CONSIST OF:
  Paid-in capital                                           $104,551,913      $31,897,224                         $136,449,137
  Undistributed net investment (loss)                           (711,316)        (347,817)                          (1,059,133)
  Accumulated net realized gain (loss) on investments          7,074,976       (2,420,272)                           4,654,704
  Net unrealized appreciation of investments                  38,679,714       12,809,476                           51,489,190
                                                            ------------      -----------      ------------       ------------
     Net Assets                                             $149,595,287      $41,938,611      $         --       $191,533,898
                                                            ============      ===========      ============       ============
Class A:
  Net Assets                                                $ 21,821,005      $38,320,141                         $ 60,141,146
  Shares outstanding                                             925,611        2,844,634        (1,218,833)(A)      2,551,412
  Net asset value and redemption price per share            $      23.57      $     13.47                         $      23.57
  Maximum offering price per share                          $      25.01      $     14.29                         $      25.01
Class B:
  Net Assets                                                $ 29,384,168      $ 1,938,485      $    587,650 (B)   $ 31,910,303
  Shares outstanding                                           1,261,083          145,342           (36,924)(B)      1,369,501
  Net asset value and redemption price per share            $      23.30      $     13.34                         $      23.30
  Maximum offering price per share                          $      23.30      $     13.34                         $      23.30
Class C:
  Net Assets                                                $ 21,758,204      $ 1,092,335                         $ 22,850,539
  Shares outstanding                                             937,344           81,922           (34,859)(A)        984,407
  Net asset value and redemption price per share            $      23.21      $     13.33                         $      23.21
  Maximum offering price per share                          $      23.21      $     13.33                         $      23.21
Class I:
  Net Assets                                                $ 75,421,982              N/A                         $ 75,421,982
  Shares outstanding                                           3,184,685              N/A                            3,184,685
  Net asset value and redemption price per share            $      23.68              N/A                         $      23.68
  Maximum offering price per share                          $      23.68              N/A                         $      23.68
Class Q:
  Net Assets                                                $  1,209,928              N/A                         $  1,209,928
  Shares outstanding                                              51,314              N/A                               51,314
  Net asset value and redemption price per share            $      23.58              N/A                         $      23.58
  Maximum offering price per share                          $      23.58              N/A                         $      23.58
Class X:
  Net Assets                                                         N/A      $   587,650      $   (587,650)(B)            N/A
  Shares outstanding                                                 N/A           44,068           (44,068)(B)            N/A
  Net asset value and redemption price per share                     N/A      $     13.34                                  N/A
  Maximum offering price per share                                   N/A      $     13.34                                  N/A

*Cost of securities                                         $105,026,805      $28,554,813                         $133,581,618

----------
(A)  Reflects new shares issued, net of retired shares of the Fund.
(B)  Reflects the merging of Class X into Class B.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                          Pilgrim            ING
                                                          MidCap            MidCap
                                                       Opportunities        Growth           Pro Forma         Pro Forma
                                                           Fund              Fund           Adjustments        Combined
                                                        ------------      ------------      ------------      ------------
                                                         Year Ended       Year Ended        Year Ended        Year Ended
                                                         30-Jun-2000      30-Jun-2000       30-Jun-2000       30-Jun-2000
                                                        ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividends                                             $    161,869      $     79,198                        $    241,067
  Interest                                                   257,330            65,337                             322,667
                                                        ------------      ------------      ------------      ------------
       Total investment income                               419,199           144,535                             563,734
                                                        ------------      ------------      ------------      ------------
EXPENSES:
  Investment advisory fees                                   915,824           332,682                           1,248,506
  Distribution expenses
   Class A                                                    28,164           234,201          (140,330)(A)       122,035
   Class B                                                   117,448             9,074             3,856 (C)       130,378
   Class C                                                    80,732             5,541                              86,273
   Class Q                                                       435                --                                 435
   Class X                                                        --             3,856            (3,856)(C)            --
  Administrative fees                                         91,656                --            33,940 (A)       125,596
  Transfer agent and shareholder servicing expenses           49,804           104,619           (28,827)(A)       125,596
  Directors' fees and expenses                                13,839               494              (494)(B)        13,839
  Professional fees                                           22,422            25,781           (20,625)(B)        27,578
  Printing and mailing expenses                               26,970            12,681           (10,145)(B)        29,506
  Accounting and custodian expenses                           31,908            63,590           (50,872)(B)        44,626
  Registration fees                                           38,758            46,542           (37,234)(B)        48,066
  Miscellaneous expenses                                      12,572             8,770            (7,016)(B)        14,326
                                                        ------------      ------------      ------------      ------------
       Total expenses                                      1,430,532           847,831          (261,602)        2,016,761
  Less expenses reimbursed                                        --           365,358          (365,358)(A)            --
                                                        ------------      ------------      ------------      ------------
       Net expenses                                        1,430,532           482,473           103,756         2,016,761
  Net investment (loss)                                   (1,011,333)         (337,938)         (103,756)       (1,453,027)
                                                        ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from:
   Investments                                             9,665,403        (1,132,190)                          8,533,213
  Net change in unrealized appreciation of:
   Investments                                            26,627,405        10,041,468                          36,668,873
                                                        ------------      ------------      ------------      ------------
  Net gain from investments                               36,292,808         8,909,278                          45,202,086
                                                        ------------      ------------      ------------      ------------
       NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS                                      $ 35,281,475      $  8,571,340      $   (103,756)     $ 43,749,059
                                                        ============      ============      ============      ============

(A) Reflects adjustment in expenses due to effects of new contractual rates.
(B) Reflects adjustment in expenses due to elimination of duplicative services.
(C) Reflects the merging of Class X into Class B.

                 See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

  Pilgrim           ING                                                                  Pilgrim           ING
   MidCap          MidCap                                                                 MidCap          MidCap
Opportunities      Growth      Pro Forma                                               Opportunities      Growth      Pro Forma
   Shares          Shares       Shares                                                    Value           Value         Value
   ------          ------       ------                                                    ------          ------       ------
                                         COMMON STOCK:  96.63%

                                         Advertising:  0.22%
                    7,000        7,000   Young & Rubicam, Inc.                                        $   400,313    $    400,313
                                                                                       ------------   -----------    ------------
                                         Aerospace Defense:  0.24%
                   10,000       10,000   Titan Corp.                                                      447,500         447,500
                                                                                       ------------   -----------    ------------
                                         Apparel:  0.42%
      33,700                    33,700 @ Jones Apparel Group, Inc.                     $    791,950                       791,950
                                                                                       ------------   -----------    ------------
                                         Banks:  0.43%
                   13,400       13,400   City National Corp.                                              475,700         475,700
                   10,000       10,000   National Commerce Bancorp                                        160,625         160,625
                   12,500       12,500   North Fork Bancorporation                                        189,063         189,063
                                                                                       ------------   -----------    ------------
                                                                                                 --       825,388         825,388
                                                                                       ------------   -----------    ------------
                                         Biotechnology:  4.91%
                    2,500        2,500   Affymetrix, Inc.                                                 412,812         412,812
      23,600                    23,600 @ Diacrin, Inc.                                      185,850                       185,850
                   11,500       11,500   Digene Corp.                                                     464,312         464,312
      15,000                    15,000 @ Idec Pharmaceuticals Corp.                       1,759,687                     1,759,687
      17,300                    17,300 @ Incyte Genomics, Inc                             1,421,844                     1,421,844
      11,400                    11,400 @ Inhale Therapeutic Systems, Inc.                 1,156,744                     1,156,744
      14,000                    14,000 @ Millennium Pharmaceuticals                       1,566,250                     1,566,250
      11,700                    11,700 @ PE Corp.-Celera Genomics                         1,093,950                     1,093,950
       8,100                     8,100 @ Protein Design Labs, Inc.                        1,336,120                     1,336,120
                                                                                       ------------   -----------    ------------
                                                                                          8,520,445       877,124       9,397,569
                                                                                       ------------   -----------    ------------
                                         Commercial Services:  3.14%
                    9,000        9,000   Comdisco, Inc.                                                   200,812         200,812
                   19,250       19,250   Concord EFS, Inc.                                                500,500         500,500
                   11,000       11,000   Convergys Corp.                                                  570,625         570,625
                   12,000       12,000   Korn/Ferry International                                         380,250         380,250
                    8,100        8,100   Manpower, Inc.                                                   259,200         259,200
                   15,000       15,000   Nova Corp/Georgia                                                419,063         419,063
                   15,750       15,750   Paychex, Inc.                                                    661,500         661,500
                    6,000        6,000   Plexus Corp.                                                     678,000         678,000
      12,400                    12,400 @ Quanta Services, Inc.                              682,000                       682,000
      48,400                    48,400 @ Robert Half Int'l, Inc.                          1,379,400                     1,379,400
                    7,400        7,400   Valassis Communications, Inc.                                    282,125         282,125
                                                                                       ------------   -----------    ------------
                                                                                          2,061,400     3,952,075       6,013,475
                                                                                       ------------   -----------    ------------
                                         Communications - Internet:  1.06%
                    1,600        1,600   Inktomi Corp.                                                    189,200         189,200
                   10,000       10,000   Macromedia, Inc.                                                 966,875         966,875
                    5,000        5,000   Proxicom, Inc.                                                   239,375         239,375
                    5,000        5,000   RSA Security, Inc.                                               346,250         346,250
                      900          900   VeriSign, Inc.                                                   158,850         158,850
                    2,400        2,400   Vignette Corp.                                                   124,838         124,838
                                                                                       ------------   -----------    ------------
                                                                                                 --     2,025,388       2,025,388
                                                                                       ------------   -----------    ------------
                                         Computers:  6.33%
      30,300                    30,300 @ ASM Lithography Holding NV                       1,336,987                     1,336,987
      13,500                    13,500 @ Brocade Communications System                    2,477,039                     2,477,039
                   12,500       12,500   Electronics for Imaging                                          316,406         316,406
       9,500                     9,500 @ Extreme Networks                                 1,002,250                     1,002,250
       5,200                     5,200 @ Foundry Networks, Inc.                             574,600                       574,600
       7,200                     7,200 @ Juniper Networks, Inc.                           1,048,050                     1,048,050
                    6,000        6,000   Lexmark International, Inc.                                      403,500         403,500
                    8,000        8,000   National Computer Systems, Inc.                                  394,000         394,000
      13,400                    13,400 @ Redback Networks                                 2,385,200                     2,385,200
       9,200        6,300       15,500 @ Sandisk Corp.                                      562,925       385,481         948,406
       9,400                     9,400 @ Silicon Storage Technology, Inc.                   830,138                       830,138
       8,100                     8,100 @ Stratos Lightwave, Inc.                            225,788                       225,788
                    1,650        1,650   Veritas Software Corp.                                           186,476         186,476
                                                                                       ------------   -----------    ------------
                                                                                         10,442,977     1,685,863      12,128,840
                                                                                       ------------   -----------    ------------
                                         Diversified Financial Service: 1.51%
      36,300                    36,300   Capital One Financial Corp.                      1,619,888                     1,619,888
      19,300                    19,300   Dain Rauscher Corp.                              1,273,800                     1,273,800
                                                                                       ------------   -----------    ------------
                                                                                          2,893,688            --       2,893,688
                                                                                       ------------   -----------    ------------
                                         Electric:  3.08%
      22,900        8,600       31,500 @ Calpine Corp.                                    1,505,675       565,450       2,071,125
      36,500                    36,500   Cinergy Corp.                                      928,469                       928,469
      22,900                    22,900   Kansas City Power & Light                          515,250                       515,250
      29,200                    29,200   Montana Power Co.                                1,031,125                     1,031,125
      35,100                    35,100   NiSource, Inc.                                     653,737                       653,737
      23,900                    23,900   Reliant Energy, Inc.                               706,544                       706,544
                                                                                       ------------   -----------    ------------
                                                                                          5,340,800       565,450       5,906,250
                                                                                       ------------   -----------    ------------
                                         Electrical Components & Equipment: 1.59%
                   22,000       22,000   American Power Conversion                                        897,875         897,875
      18,850                    18,850 @ Power-One, Inc.                                  2,147,722                     2,147,722
                                                                                       ------------   -----------    ------------
                                                                                          2,147,722       897,875       3,045,597
                                                                                       ------------   -----------    ------------

  Pilgrim           ING                                                                  Pilgrim           ING
   MidCap          MidCap                                                                 MidCap          MidCap
Opportunities      Growth      Pro Forma                                               Opportunities      Growth      Pro Forma
   Shares          Shares       Shares                                                    Value           Value         Value
   ------          ------       ------                                                    ------          ------       ------
                                         Electronics:  6.01%
      26,400                    26,400 @ Amphenol Corp.                                   1,747,350                     1,747,350
                   14,000       14,000   Arrow Electronics, Inc.                                          434,000         434,000
                   12,000       12,000   Gentex Corp.                                                     301,500         301,500
                   17,000       17,000   Jabil Circuit, Inc.                                              843,625         843,625
                    6,750        6,750   Microchip Technology, Inc.                                       393,293         393,293
      14,800        6,000       20,800   Millipore Corp.                                  1,115,550       452,250       1,567,800
       7,800        3,500       11,300   PE Corp.-PE Biosystems Group                       513,825       230,563         744,388
                    8,000        8,000   Sanmina Corp.                                                    684,000         684,000
                   15,000       15,000   Symbol Technologies, Inc.                                        810,000         810,000
      18,900                    18,900 @ Tektronix, Inc.                                  1,398,600                     1,398,600
      31,700                    31,700 @ Thermo Electron Corp.                              667,681                       667,681
                    7,500        7,500   Vishay Intertechnology, Inc.                                     284,531         284,531
       6,700        6,400       13,100 @ Waters Corp.                                       836,244       798,800       1,635,044
                                                                                       ------------   -----------    ------------
                                                                                          6,279,250     5,232,562      11,511,812
                                                                                       ------------   -----------    ------------
                                         Food:  0.77%
                   20,000       20,000   Hain Celestial Group, Inc.                                       733,750         733,750
      20,200                    20,200   Keebler Foods Co.                                  749,925                       749,925
                                                                                       ------------   -----------    ------------
                                                                                            749,925       733,750       1,483,675
                                                                                       ------------   -----------    ------------
                                         Gas:  0.89%
      42,100                    42,100   KeySpan Corp.                                    1,294,575                     1,294,575
      17,100                    17,100   Washington Gas Light Co.                           411,469                       411,469
                                                                                       ------------   -----------    ------------
                                                                                          1,706,044            --       1,706,044
                                                                                       ------------   -----------    ------------
                                         Healthcare-Products:  0.72%
                    4,600        4,600   Arthrocare Corp.                                                 244,950         244,950
                    8,000        8,000   Cytyc Corp.                                                      427,000         427,000
                    6,000        6,000   Minimed, Inc.                                                    708,000         708,000
                                                                                       ------------   -----------    ------------
                                                                                                 --     1,379,950       1,379,950
                                                                                       ------------   -----------    ------------
                                         Healthcare-Services:  2.12%
      57,300                    57,300 @ Community Health                                                                      --
                                     -   Systems, Inc.                                      927,544                       927,544
      86,800       25,000      111,800 @ Health Management Associates, Inc.               1,133,825       326,562       1,460,387
      18,900                    18,900 @ Quest Diagnostics, Inc.                          1,352,531                     1,352,531
                   12,000       12,000   Tenet Healthcare Corp.                                           324,000         324,000
                                                                                       ------------   -----------    ------------
                                                                                          3,413,900       650,562       4,064,462
                                                                                       ------------   -----------    ------------
                                         Home Furnishings:  0.18%
                    3,700        3,700   Polycom, Inc.                                                    348,147         348,147
                                                                                       ------------   -----------    ------------
                                         Insurance:  0.59%
      40,600                    40,600   ACE Ltd.                                         1,136,800                     1,136,800
                                                                                       ------------   -----------    ------------
                                         Machinery - Diversified:  0.40%
                    7,000        7,000   Dover Corp.                                                      283,937         283,937
                   11,000       11,000   Zebra Technologies Corp.                                         487,438         487,438
                                                                                       ------------   -----------    ------------
                                                                                                 --       771,375         771,375
                                                                                       ------------   -----------    ------------
                                         Media:  1.49%
      29,300                    29,300 @ Gemstar-TV Guide Int'l                           1,800,577                     1,800,577
      26,400                    26,400   Readers Digest Association                       1,049,400                     1,049,400
                                                                                       ------------   -----------    ------------
                                                                                          2,849,977            --       2,849,977
                                                                                       ------------   -----------    ------------
                                         Oil & Gas Producers:  7.89%
      20,100                    20,100   Anadarko Petroleum Corp.                           991,182                       991,182
      27,300                    27,300   Apache Corp.                                     1,605,581                     1,605,581
      54,500                    54,500   Ensco Int'l, Inc.                                1,951,781                     1,951,781
      50,800       12,500       63,300   EOG Resources, Inc.                              1,701,800       418,750       2,120,550
      71,900                    71,900 @ Global Marine, Inc.                              2,026,681                     2,026,681
      49,900                    49,900 @ Nabors Industries, Inc.                          2,073,969                     2,073,969
      43,200                    43,200 @ Noble Drilling Corp.                             1,779,300                     1,779,300
      54,800                    54,800 @ Precision Drilling Corp.                         2,116,650                     2,116,650
                   20,000       20,000   Union Pacific Resources Group                                    440,000         440,000
                                                                                       ------------   -----------    ------------
                                                                                         14,246,944       858,750      15,105,694
                                                                                       ------------   -----------    ------------
                                         Oil & Gas Services:  5.94%
      61,900                    61,900   Baker Hughes, Inc.                               1,980,800                     1,980,800
      25,800                    25,800 @ BJ Services Co.                                  1,612,500                     1,612,500
      30,200        5,000       35,200 @ Cooper Cameron Corp.                             1,993,200       330,000       2,323,200
      40,300                    40,300 @ Grant Prideco, Inc                               1,007,500                     1,007,500
                    8,500        8,500   Lone Star Technologies                                           393,125         393,125
      63,800                    63,800 @ National-Oilwell, Inc.                           2,097,425                     2,097,425
      39,300       10,000       49,300 @ Weatherford Int'l, Inc.                          1,564,631       398,125       1,962,756
                                                                                       ------------   -----------    ------------
                                                                                         10,256,056     1,121,250      11,377,306
                                                                                       ------------   -----------    ------------
                                         Pharmaceuticals:  8.56%
      36,900        9,600       46,500 @ Celgene Corp.                                    2,172,488       565,200       2,737,688
      36,000                    36,000 @ Cephalon, Inc.                                   2,155,500                     2,155,500
      20,900                    20,900 @ COR Therapeutics, Inc.                           1,783,031                     1,783,031
       7,100                     7,100 @ Forest Laboratories-Class A                        717,100                       717,100
      27,900       23,250       51,150 @ Ivax Corp.                                       1,157,850       964,875       2,122,725
                   13,500       13,500   Jones Pharma, Inc.                                               539,156         539,156
      17,000       11,250       28,250 @ King Pharmaceuticals, Inc.                         745,875       493,594       1,239,469
      21,000                    21,000 @ Sepracor, Inc.                                   2,533,125                     2,533,125
                   15,000       15,000   Sybron International Corp.                                       297,188         297,188
       7,400                     7,400 @ Vertex Pharmaceuticals, Inc.                       779,775                       779,775
      27,700                    27,700 @ Watson Pharmaceutical, Inc.                      1,488,875                     1,488,875
                                                                                       ------------   -----------    ------------
                                                                                         13,533,619     2,860,013      16,393,632
                                                                                       ------------   -----------    ------------
                                         Pipelines:  2.90%
      22,011                    22,011   Dynegy, Inc.                                     1,503,626                     1,503,626
      31,100                    31,100   EL Paso Energy Corp.                             1,584,156                     1,584,156
      20,600                    20,600   Equitable Resources, Inc.                          993,950                       993,950
      42,800                    42,800   Kinder Morgan, Inc.                              1,479,275                     1,479,275
                                                                                       ------------   -----------    ------------
                                                                                          5,561,007            --       5,561,007
                                                                                       ------------   -----------    ------------

  Pilgrim           ING                                                                  Pilgrim           ING
   MidCap          MidCap                                                                 MidCap          MidCap
Opportunities      Growth      Pro Forma                                               Opportunities      Growth      Pro Forma
   Shares          Shares       Shares                                                    Value           Value         Value
   ------          ------       ------                                                    ------          ------       ------
                                         Retail:  3.37%
                    9,000        9,000   BJ's Wholesale Club, Inc.                                        297,000         297,000
                   14,000       14,000   Circuit City Stores-Circuit                                      464,625         464,625
       3,600                     3,600 @ Linens 'N Things, Inc.                              97,650                        97,650
      25,000                    25,000   Nordstrom, Inc.                                    603,125                       603,125
                   15,000       15,000   Pacific Sunwear Of California                                    281,250         281,250
      29,300                    29,300 @ Starbucks Corp.                                  1,118,893                     1,118,893
      19,700                    19,700   Talbots, Inc.                                    1,082,269                     1,082,269
      21,300                    21,300   Tiffany & Co.                                    1,437,750                     1,437,750
      57,100                    57,100   TJX Cos., Inc.                                   1,070,625                     1,070,625
                                                                                       ------------   -----------    ------------
                                                                                          5,410,312     1,042,875       6,453,187
                                                                                       ------------   -----------    ------------
                                         Semiconductors:  11.97%
                    9,000        9,000   Altera Corp                                                      917,437         917,437
      19,800                    19,800 @ Analog Devices, Inc.                             1,504,800                     1,504,800
      19,000                    19,000 @ Atmel Corp.                                        700,625                       700,625
                   10,500       10,500   Burr-Brown Corp.                                                 910,219         910,219
      22,300                    22,300 @ Credence Systems Corp.                           1,230,681                     1,230,681
      32,600                    32,600 @ Cypress Semiconductor Corp.                      1,377,350                     1,377,350
                    2,500        2,500   Globespan, Inc.                                                  305,195         305,195
      29,500                    29,500 @ Integrated Device Technology, Inc.               1,766,313                     1,766,313
      17,700        8,800       26,500 @ Kla-Tencor Corp.                                 1,036,556       515,350       1,551,906
      46,200                    46,200 @ Lam Research Corp.                               1,732,500                     1,732,500
                   16,000       16,000   Linear Technology Corp.                                        1,023,000       1,023,000
      24,000                    24,000 @ Mercury Interactive Corp.                        2,322,000                     2,322,000
      36,600       10,800       47,400 @ Micrel, Inc.                                     1,589,812       469,125       2,058,937
      23,500                    23,500 @ National Semiconductor Corp.                     1,333,625                     1,333,625
      22,500        6,500       29,000 @ Novellus Systems, Inc.                           1,272,656       367,656       1,640,312
      16,000                    16,000 @ Transwitch Corp.                                 1,235,000                     1,235,000
       6,100                     6,100 @ Triquint Semiconductor, Inc.                       583,694                       583,694
                   10,000       10,000   Vitesse Semiconductor Corp.                                      735,625         735,625
                                                                                       ------------   -----------    ------------
                                                                                         17,685,612     5,243,607      22,929,219
                                                                                       ------------   -----------    ------------
                                         Software:  8.66%
       8,200                     8,200 @ Alteon Websystems, Inc.                            820,513                       820,513
                   13,000       13,000   American Management Systems                                      426,766         426,766
      12,800                    12,800 @@Business Objects SA ADR                          1,128,000                     1,128,000
      14,300                    14,300 @ Clarent Corp.                                    1,022,450                     1,022,450
                    7,500        7,500   Fiserv, Inc.                                                     324,375         324,375
      20,700                    20,700 @ Macromedia, Inc.                                 2,001,431                     2,001,431
      15,400                    15,400 @ Micromuse, Inc.                                  2,548,459                     2,548,459
                   19,700       19,700   National Instruments Corp.                                       859,412         859,412
       6,000                     6,000 @ Portal Software, Inc.                              383,250                       383,250
      12,400                    12,400 @ Rational Software Corp.                          1,152,425                     1,152,425
      24,800                    24,800 @ Siebel Systems, Inc.                             4,056,350                     4,056,350
                   10,000       10,000   Symantec Corp.                                                   539,375         539,375
       8,000                     8,000 @ Universal Access, Inc                              196,000                       196,000
       3,300                     3,300 @ VeriSign, Inc.                                     582,450                       582,450
       8,800                     8,800 @ Vitria Technology, Inc                             537,900                       537,900
                                                                                       ------------   -----------    ------------
                                                                                         14,429,228     2,149,928      16,579,156
                                                                                       ------------   -----------    ------------
                                         Telecommunications:  10.84%
                   14,000       14,000   ADC Telecommunications, Inc.                                   1,174,250       1,174,250
       9,450                     9,450 @ Allegiance Telecom, Inc.                           604,800                       604,800
      51,800                    51,800 @ Andrew Corp.                                     1,738,538                     1,738,538
                   20,000       20,000   C-COR.net Corp.                                                  540,000         540,000
                   10,000       10,000   Commscope, Inc.                                                  410,000         410,000
      24,000        9,500       33,500 @ Comverse Technology, Inc.                        2,232,000       883,500       3,115,500
      12,700                    12,700 @ Digital Lightwave, Inc.                          1,276,350                     1,276,350
      25,000                    25,000 @ Ditech Communications Corp.                      2,364,062                     2,364,062
       6,300                     6,300 @ E-Tek Dynamics, Inc.                             1,662,019                     1,662,019
      24,000                    24,000 @ Focal Communications Corp.                         858,000                       858,000
                    1,600        1,600   JDS Uniphase Corp.                                               191,800         191,800
      22,500                    22,500 @ Natural Microsystems Corp.                       2,529,844                     2,529,844
                    3,500        3,500   Plantronics, Inc.                                                404,250         404,250
                    9,100        9,100   Powerwave Technologies, Inc.                                     400,400         400,400
                    5,000        5,000   Proxim, Inc.                                                     494,844         494,844
                   10,000       10,000   SBA Communications Corp.                                         519,375         519,375
                   10,000       10,000   Scientific-Atlanta, Inc.                                         745,000         745,000
                   13,000       13,000   Spectrasite Holdings, Inc.                                       368,875         368,875
                    5,000        5,000   Stratos Lightwave, Inc                                           139,375         139,375
                    2,500        2,500   Telephone & Data Systems, Inc.                                   250,625         250,625
       9,500                     9,500 @ Univision Communications, Inc.                     983,250                       983,250
                                                                                       ------------   -----------    ------------
                                                                                         14,248,863     6,522,294      20,771,157
                                                                                       ------------   -----------    ------------
                                         Transportation:  0.40%
                    8,500        8,500   C.H. Robinson Worldwide, Inc                                     420,750         420,750
                    7,400        7,400   Expeditors International Washington, Inc.                        351,500         351,500
                                                                                       ------------   -----------    ------------
                                                                                                 --       772,250         772,250
                                                                                       ------------   -----------    ------------
                                         Total Common Stocks (Cost: $105,026,805,
                                            $28,554,813, $133,581,618)                  143,706,519    41,364,289     185,070,808
                                                                                       ------------   -----------    ------------

         Principal Amount                SHORT-TERM INVESTMENTS:   2.54%
--------------------------------------
                                         Repurchase Agreement:  2.54%
$3,900,000                  $3,900,000   State Street Bank & Trust Repurchase
                                          Agreement, 6.200% due 07/03/00               $  3,900,000                  $  3,900,000
                 $968,000      968,000   State Street Bank & Trust Repurchase
                                          Agreement, 6.5500%, due 07/03/00             $    968,000       968,000
                                                                                       ------------   -----------    ------------
                                                                                          3,900,000       968,000       4,868,000
                                                                                       ------------   -----------    ------------

                                         Total Short-Term Investments (Cost:
                                          $3,900,000, $968,000, $4,868,000)               3,900,000       968,000       4,868,000
                                                                                       ------------   -----------    ------------

                                         Total Investments in Securities
                                          (Cost: $108,926,805, $29,522,813,
                                          $138,449,618)                       99.17%    147,606,519    42,332,289     189,938,808
                                         Other Assets and Liabilities-Net      0.83%      1,988,768      (393,678)      1,595,090
                                                                             ------    ------------   -----------    ------------
                                         Net Assets                          100.00%   $149,595,287   $41,938,611    $191,533,898
                                                                             ======    ============   ===========    ============

@ Non income producing security
ADR  American Depository Receipt

                 See Accompanying Notes to Financial Statements

         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

On November 2, 2000, the Board of Pilgrim MidCap Opportunities Fund ("MidCap Opportunities Fund") and on November 16, 2000, the Board of ING MidCap Growth Fund ("MidCap Growth Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of MidCap Growth Fund, MidCap Opportunities Fund will acquire all the assets of MidCap Growth Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the MidCap Opportunities Fund (the "Merger").

The Merger will be accounted for as a tax free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments, and unaudited pro forma statement of assets and liabilities reflect the financial position of MidCap Opportunities Fund and MidCap Growth Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of MidCap Opportunities Fund and MidCap Growth Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for MidCap Opportunities Fund and MidCap Growth Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of MidCap Opportunities Fund for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments, and unaudited pro forma statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of MidCap Growth Fund by MidCap Opportunities Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of each Class of MidCap Growth Fund by the respective Class net asset value per share of MidCap Opportunities Fund.

NOTE 4 - UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. MidCap Growth Fund expenses were adjusted assuming MidCap Opportunities Fund's fee structure was in effect for the year ended June 30, 2000.

NOTE 5 - MERGER COSTS:

Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not recurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 6 - FEDERAL INCOME TAXES:

It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Section 4.3 of Registrant's Declaration of Trust provides the following:

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or Officer and against amounts paid or incurred by him in the settlement thereof; and

          (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or Officer:

          (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; or

          (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Disinterested Trustee" is one who is not
(i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1) Declaration of Trust -- previously filed as an Exhibit to the Registrant's initial Form N-1A Registration Statement on June 15, 1998 and incorporated herein by reference.

(2) Bylaws previously filed as an Exhibit to the Registrant's initial Form N-1A Registration Statement on June 15, 1998 and incorporated herein by reference.

(3)    Not Applicable

(4) Form of Agreement and Plan of Reorganization between ING Funds Trust, on behalf of ING Mid Cap Growth Fund and Pilgrim Equity Trust, on behalf of Pilgrim MidCap Opportunities Fund -- filed herein.

(5)    Not Applicable

(6)    Investment Advisory Contracts -- filed herein.

(7)    Form of Underwriting Contracts - filed herein.

(8)    Not Applicable

(9) Custodian Agreements -- previously filed as an Exhibit to the Registrant's initial Form N-1A Registration Statement on June 15, 1998 and incorporated herein by reference.

(10)   (A)    Form of Rule 12b-1 Plan previously filed as an Exhibit to
              Pre-Effective Amendment No. 4 to the Registrant's Registration
              Statement on Form N-1A on January 4, 2000 and incorporated herein by reference.
       (B)    Form of Rule 18f-3 Plan previously filed as an Exhibit to
              Pre-Effective Amendment No. 4 to the Registrant's Registration
              Statement on Form N-1A on January 4, 2000 and incorporated herein by reference.

(11)   Form of Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(13)   (A)    Other Material Contracts -- previously filed as an Exhibit to the
              Registrant's initial Form N-1A Registration Statement on June 15,
              1998 and incorporated herein by reference.
       (B)    Other Material Contracts -- previously filed as an Exhibit to
              Pre-Effective Amendment No. 1 to the Registrant's Registration
              Statement on Form N-1A on July 28, 1998 and incorporated herein by reference.

(14)   (A)    Consent of Dechert
       (B)    Consent of Independent Public Accountants

(15)   Not Applicable

(16)   Not Applicable

(17)   Not Applicable

ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 14th day of December, 2000.

                                        PILGRIM EQUITY TRUST

                                        By: /s/ James M. Hennessy
                                            ------------------------------------
                                            James M. Hennessy
                                            Senior Executive Vice President &
                                            Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      SIGNATURE                       TITLE                         DATE
      ---------                       -----                         ----

 /s/ John G. Turner             Trustee and Chairman          December 14, 2000
---------------------------
John G. Turner*


 /s/ Robert W. Stallings        Trustee and President         December 14, 2000
---------------------------     (Chief Executive Officer)
Robert W. Stallings*


 /s/ Al Burton                  Trustee                       December 14, 2000
---------------------------
Al Burton*


 /s/ Paul S. Doherty            Trustee                       December 14, 2000
---------------------------
Paul S. Doherty*


 /s/ Robert B. Goode            Trustee                       December 14, 2000
---------------------------
Robert B. Goode*


 /s/ Alan L. Gosule             Trustee                       December 14, 2000
---------------------------
Alan L. Gosule*


 /s/ Walter H. May              Trustee                       December 14, 2000
---------------------------
Walter H. May*

 /s/ Jock Patton                Trustee                       December 14, 2000
---------------------------
Jock Patton*


 /s/ David W.C. Putnam          Trustee                       December 14, 2000
---------------------------
David W.C. Putnam*


 /s/ John R. Smith              Trustee                       December 14, 2000
---------------------------
John R. Smith*


 /s/ David W. Wallace           Trustee                       December 14, 2000
---------------------------
David W. Wallace*


 /s/ Michael J. Roland          Senior Vice President and     December 14, 2000
---------------------------     Principal Financial Officer
Michael J. Roland*


*  By: /s/ James M. Hennessy
       ---------------------
       James M. Hennessy
       Attorney-in-Fact**

**   Executed pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim Equity Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 10, 2000


/s/ John G. Turner                      /s/ Alan L. Gosule
----------------------------------      ----------------------------------------
John G. Turner                          Alan L. Gosule


/s/ Robert W. Stallings                 /s/ Walter H. May
----------------------------------      ----------------------------------------
Robert W. Stallings                     Walter H. May


/s/ Al Burton                           /s/ Jock Patton
----------------------------------      ----------------------------------------
Al Burton                               Jock Patton


/s/ Paul S. Doherty                     /s/ David W.C. Putnam
----------------------------------      ----------------------------------------
Paul S. Doherty                         David W.C. Putnam


/s/ Robert B. Goode                     /s/ John R. Smith
----------------------------------      ----------------------------------------
Robert B. Goode                         John R. Smith


/s/ David W. Wallace
----------------------------------
David W. Wallace

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim Equity Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 14, 2000                /s/ Michael J. Roland
                                        ----------------------------------------
                                        Michael J. Roland

                                  EXHIBIT INDEX

(4) Form of Agreement and Plan of Reorganization between ING Funds Trust, on behalf of ING Mid Cap Growth Fund, and Pilgrim Equity Trust, on behalf of Pilgrim MidCap Opportunities Fund.

(6)    Investment Advisory Agreement between Registrant and Pilgrim Investments,
       Inc.

(7)    Underwriting Agreement between Registrant and Pilgrim Securities, Inc.

(11)   Form of Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(14)   Consents of Independent Auditors

                             ING MID CAP GROWTH FUND
                          (A SERIES OF ING FUNDS TRUST)

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY ___, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) __________ and __________ or any one or more of them, proxies, with full power of substitution, to vote all shares of the ING Mid Cap Growth Fund (the "Fund") (a series of ING Funds Trust) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 on ________ ___, 2001 at ______ a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Class A, Class B and Class C shares of ING Mid Cap Growth Fund by Pilgrim MidCap Opportunities Fund in exchange for Class A, Class B, and Class C shares of beneficial interest of Pilgrim MidCap Opportunities Fund, respectively, and the assumption by Pilgrim MidCap Opportunities Fund of all of the liabilities of ING Mid Cap Growth Fund.

               For  [ ]     Against  [ ]     Abstain   [ ]

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


--------------------------------            --------------
Signature                                   Date


--------------------------------            --------------
Signature (if held jointly)                 Date